                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   February 28, 2005
                                                 -------------------------------

                               TRIMAS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-100351               38-2687639
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan           48304
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (248) 631-5400
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Cash Bonuses to Executive Officers
-----------------------------------

     On February 28, 2005, the Compensation Committee (the "Committee") of the
Board of Directors of TriMas Corporation (the "Company") exercised its discretion to approve the payment of fiscal year 2004 annual cash bonuses for the Company's named executive officers in the following amounts: Grant H. Beard,
President and Chief Executive Officer -- $675,000; Lynn A. Brooks, President,
Rieke Packaging Systems -- $271,000, Scott D. Hazlett, President, Cequent
Transportation Accessories -- $189,257, Edward L. Schwartz, President,
Industrial Specialties and Fastening Systems -- $262,0000, E.R. Autry, Chief
Financial Officer -- $130,000, Robert J. Zalupski, Vice President Finance and
Treasurer -- $100,000, and Dwayne M. Newcom, Vice President, Human Resources --
$100,000.

     Annual bonuses for 2004 for the executive officers were determined based on the Committee's evaluation of (1) the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the 2004 fiscal year compared to budget; (2) the individual executive officer's contribution to those results;
and (3) the individual executive officer's achievement of personal performance objectives.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TRIMAS CORPORATION

Date: March 4, 2005                         By: /s/ Grant H. Beard
      ------------------------                  --------------------------------
                                            Name:  Grant H. Beard
                                            Title: Chief Executive Officer